Exhibit 99.1

NEWS RELEASE

AbCellera Announces the Appointment of Neil Aubuchon as Chief Commercial Officer

12/02/2021

VANCOUVER, British Columbia, December 2, 2021 – AbCellera (Nasdaq: ABCL), a technology company with a centralized operating system for next-generation antibody discovery, announced today the appointment of Neil Aubuchon as Chief Commercial Officer (CCO). Mr. Aubuchon brings over 20 years of experience in strategic planning, operations, and leadership for global biopharmaceutical companies, including tenures at Amgen and Eli Lilly and Company (Lilly). As Chief Commercial Officer, Mr. Aubuchon will lead the commercial strategy and assessment of partnership opportunities to optimize the value of AbCellera’s growing portfolio of royalty positions in the next generation of antibody-based therapies.

“AbCellera is selective in partnering and evaluates potential programs from the perspective of targets, teams, technical feasibility, and market opportunity,” said Carl Hansen, Ph.D., CEO and President of AbCellera. “Neil brings significant commercial experience and a unique perspective for evaluating partnership opportunities. We welcome him to our team, and believe his skills will be invaluable as we continue to expand our business and evolve our deal structures.”

“AbCellera has established a powerful technology for antibody drug discovery that can quickly translate scientific discovery into new therapies,” said Mr. Aubuchon. “Their technology leadership and market position provide an exciting foundation from which to grow the business. I am excited to join AbCellera, and I look forward to leading efforts that will ultimately result in treatments for patients in need.”

Prior to joining AbCellera, Mr. Aubuchon was the Global Marketing Lead for Amgen's General Medicine early portfolio. In this role, he was responsible for developing the integrated strategy for Amgen's non-oncology therapeutic areas and leading commercial strategy for more than 10 biologics, as well as several high profile corporate initiatives. Prior to Amgen, Mr. Aubuchon was the Vice President of Global Marketing at Santen, a global ophthalmology-focused pharmaceutical company. Mr. Aubuchon previously spent nearly 17 years at Lilly in various commercial roles including, Chief Marketing Officer in Australia, Chief Marketing Officer in Japan, Head of Strategy & Operations for Lilly Bio-Medicines Globally, and Vice President of Lilly Bio-Medicines in Japan.

About AbCellera Biologics Inc.

AbCellera is a technology company that searches, decodes, and analyzes natural immune systems to find antibodies that its partners can develop into drugs to prevent and treat disease. AbCellera partners with drug developers of all sizes, from large pharmaceutical to small biotechnology companies, empowering them to move quickly, reduce cost, and tackle the toughest problems in drug development. For more information, please visit www.abcellera.com.

AbCellera Forward-looking Statements

This press release contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this release other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations.

In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this press release represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law.

Source: AbCellera Biologics Inc.

Inquiries

Media: Jessica Yingling, Ph.D.; media@abcellera.com, +1(236) 521-6774

Business Development: Neil Berkley; bd@abcellera.com, +1(604) 559-9005

Investor Relations: Melanie Solomon; ir@abcellera.com, +1(778) 729-9116

2